UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 1, 2025
OPEN LENDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39326	84-5031428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1501 S. MoPac Expressway
Suite 450
Austin, Texas 78746
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 512-892-0400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Transition

On October 1, 2025, Matthew Stark resigned his position as Chief Legal and Compliance Officer and Corporate Secretary of Open Lending Corporation (the “Company”), effective November 7, 2025.

On October 6, 2025, the Company appointed Ben Massey to serve as the Company’s General Counsel and Corporate Secretary, effective as of November 7, 2025.

Ben Massey, age 40, previously served as Assistant General Counsel of the Company since January 2024 and as Corporate Counsel – Securities and Governance of the Company from October 2022 until December 2023. Prior to joining the Company, Mr. Massey was an attorney with Simpson Thacher & Bartlett LLP from June 2019 until September 2022. Mr. Massey holds an A.B. in Politics from Princeton University and a J.D. from the University of Virginia School of Law.

Mr. Massey does not have any family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, there is no arrangement or understanding between him and any other person(s) pursuant to which he was appointed as General Counsel and Corporate Secretary, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has entered into its standard form of officer indemnification agreement with Mr. Massey, the form of which is filed as Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on June 16, 2020.

Offer Letter with Mr. Massey

In connection with Mr. Massey’s appointment, on October 6, 2025, the Company and Mr. Massey entered into an offer letter (the “General Counsel Offer Letter”). Pursuant to the General Counsel Offer Letter, Mr. Massey will serve as the General Counsel and Corporate Secretary of the Company and will receive the following compensation and benefits: (i) annual base salary of $325,000, (ii) target annual cash performance bonus of 75% of his base salary, (iii) long-term incentive target award equal to 100% of his base salary and (iv) eligibility to participate in the Company’s group employee benefit plans in effect from time to time.

The foregoing description of the General Counsel Offer Letter is qualified in its entirety by reference to the text of the General Counsel Offer Letter, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

10.1	Offer Letter by and between the Company and Ben Massey, dated October 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN LENDING CORPORATION

By:	/s/ Jessica Buss
Name:	Jessica Buss
Title:	Chief Executive Officer
Date: October 7, 2025